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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): JANUARY 31, 2005


                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





            DELAWARE                         000-21139                         38-3185711
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification No.)
         incorporation)
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              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309
          (Address of Principal Executive Offices, including Zip Code)




                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c)

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

Mr. David Bovee, 55, will retire as Chief Financial Officer of the Company on
March 1, 2005. Mr. Bovee will remain with the Company until April 1, 2005 to facilitate an orderly transition.

Mr. Bovee will be succeeded by the Company's current Vice President and Corporate Controller, Keith R. Marchiando, 42, who will become Chief Financial
Officer effective March 1, 2005. Mr. Marchiando has served as the Company's vice president and corporate controller since joining the company in April 2003.
Prior to joining the Company, in 1997 Mr. Marchiando joined the Dow Chemical
Company and was instrumental in the formation of Dow Automotive, a $1.3 billion business unit, where he held the position of global finance director. Mr.
Marchiando began his career at Ford Motor Company in 1990, where he held finance positions of increasing responsibility in manufacturing, purchasing and product development. Mr. Marchiando holds a master of business administration degree from the Tepper School at Carnegie Mellon University, and a bachelor of science degree from Lehigh University.

ITEM 8.01 OTHER EVENTS.

On January 31, 2005, Dura Automotive Systems, Inc. issued a press release announcing the planned retirement of Chief Financial Officer David Bovee and the appointment of Controller Keith Marchiando as his successor. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) None

     (b) None

     (c) Exhibits

     99.1 Dura Automotive Systems, Inc. Press Release dated January 31, 2005
          Relating to the Planned Retirement of CFO David Bovee and the
          Appointment of Controller Keith Marchiando as Successor.

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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on February 3, 2005.

                                  DURA AUTOMOTIVE SYSTEMS, INC.


                                       /s/ DAVID R. BOVEE
                                  ----------------------------------------------
Date: February 3, 2005            By:    David R. Bovee
                                  Its:   Vice President, Chief Financial Officer
                                  (principal accounting and financial officer)




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                                  EXHIBIT INDEX

     99.1    Dura Automotive Systems, Inc. Press Release dated January 31, 2005
             Relating to the Planned Retirement of CFO David Bovee and the
             Appointment of Controller Keith Marchiando as Successor.



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